UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wright Medical Group N.V. Performance Incentive Plan

On October 13, 2015, the Board of Directors (the “Board”) of Wright Medical Group N.V. (“Wright”), upon recommendation of the Compensation Committee (the “Compensation Committee”), approved the Wright Medical Group N.V. Performance Incentive Plan (the “PIP”), which is intended to serve as Wright’s short-term incentive plan, beginning with the second half of fiscal 2015. The primary objectives of the PIP are to attract, retain, recognize, engage, motivate and reward participants by providing them with the opportunity to earn competitive compensation directly linked to the performance of Wright and its subsidiaries, and, in the case of certain participants, individual performance of the participant. The Compensation Committee of the Board will administer the PIP with respect to executive officer participants and the Chief Executive Officer of Wright will administer the PIP with respect to all other participants.

Under the PIP, the Compensation Committee will establish corporate performance goals for each performance period and individual performance goals will be established for certain participants. All corporate performance measures and individual performance measures will be weighted for each participant, with areas of critical importance weighted most heavily. Weightings may differ from participant to participant and from performance period to performance period.

The foregoing description of the PIP does not purport to be complete and is qualified in its entirety by reference to the full text of the PIP, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Grant Certificates under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan

On October 13, 2015, the Board of Directors of Wright, upon recommendation of the Compensation Committee, approved new forms of grant certificates representing grants of awards under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan (the “2010 Incentive Plan”). The forms of grant certificates will represent awards for stock options and stock grants in the form of restricted stock units (“RSUs”).

The foregoing description of the forms of grant certificates do not purport to be complete and is qualified in its entirety by reference to the full text of the grant certificates, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 to this report and are incorporated herein by reference.

Agreements with Robert J. Palmisano

On October 15, 2015, Wright entered into a service agreement with Robert J. Palmisano, Wright’s President and Chief Executive Officer and an Executive Director of Wright, which deals with certain Dutch law matters relating to Mr. Palmisano’s role as an Executive Director of Wright. Under the terms of the service agreement, the parties have allocated a portion of Mr. Palmisano’s annual base salary to his service as an Executive Director of Wright, which amounts will be paid after deduction of applicable withholdings for taxes and social security contributions. In addition, under the terms of the agreement, Wright has agreed to provide Mr. Palmisano with indemnification and director and officer liability insurance, on terms and conditions that are at least as favorable to Mr. Palmisano as those then provided to any other current or former director or executive officer of Wright or any of its affiliates.

Also on October 15, 2015, Wright Medical Group, Inc. (“WMGI”), a subsidiary of Wright, entered into an employment agreement with Mr. Palmisano, which agreement supersedes and replaces Mr. Palmisano’s former employment agreement with WMGI. The principal terms of the employment agreement are substantially similar to the terms of Mr. Palmisano’s former employment agreement with WMGI and are summarized below. Wright has guaranteed the obligations of WMGI under Mr. Palmisano’s employment agreement.

Term. The agreement expires on December 31, 2018, subject to earlier termination under certain circumstances. Commencing on October 1, 2017 and each anniversary of the effective date thereafter, the term will automatically extend for an additional one-year period, unless at least 30 days prior to such date, either party gives notice of non-extension to the other.

Positions. The agreement provides that during the term of the agreement, Mr. Palmisano will serve as President and Chief Executive Officer of Wright and each principal operating subsidiary and will report to the Chairman of the Board and Board of Directors of Wright. During the term, Mr. Palmisano shall be nominated by the Board of Directors of Wright for election as an Executive Director and a member of the Board of Directors at each annual general meeting of shareholders of Wright.

Base Salary. The agreement establishes an annual base salary of Mr. Palmisano at $886,200 and provides that the Board will review his compensation at least annually for any increase. The agreement acknowledges that a certain percentage of Mr. Palmisano’s base salary will be paid by Wright in consideration for his services as an Executive Director of Wright under the service agreement described above.

Performance Incentive Bonus. The agreement provides that Mr. Palmisano is eligible to receive an annual performance incentive bonus pursuant to the Wright Medical Group N.V. Performance Incentive Plan and, if applicable, the 2010 Incentive Plan, depending on whether, and to what extent, certain performance goals established by the Compensation Committee for such year have been achieved. The amount of the performance incentive bonus payable to Mr. Palmisano may vary from zero to 200% of his annual base salary.

Long-Term, Equity-Based Incentives. The agreement provides that Mr. Palmisano will receive an annual equity grant under the 2010 Incentive Plan (or any successor plan) equal to 300% of his annual base salary, and comprised 50% of non-qualified stock options and 50% of restricted stock units, unless the Board of Directors establishes a different percentage as specified in the agreement. In addition, the agreement provides that Mr. Palmisano will receive a special equity grant under the 2010 Incentive Plan (or any successor plan) equal to 250% of his annual base salary as of September 30, 2015, and comprised 50% of non-qualified stock options and 50% of restricted stock units.

Fringe Benefits. The agreement provides that Mr. Palmisano is eligible to participate in the fringe benefit programs, including those for medical and disability insurance and retirement benefits, that WMGI generally furnishes to its executive officers from time to time. Mr. Palmisano is required to make any generally applicable employee contribution that is required under such fringe benefit programs. During the term, Mr. Palmisano will be reimbursed for up to $1,000 for certain personal insurance premiums, other than for insurance coverage that pays for medical, prescription drug, dental, vision or other medical care expenses. In addition, he may elect, in accordance with WMGI’s cafeteria plan rules, not to participate in the medical and disability insurance programs provided by WMGI, in which case, WMGI will pay him up to $900 per month (or such greater amount that WMGI would otherwise pay for medical and disability coverage for him and his spouse under WMGI’s benefits programs). Mr. Palmisano is also entitled to receive reimbursement for up to $15,000 for financial and tax planning and tax preparation, and an annual physical examination at the expense of WMGI.

Housing and Automobile Allowance and Home Travel. The agreement provides for a monthly allowance of $7,500 for housing and automobile expenses. Additionally, Mr. Palmisano will be reimbursed for reasonable travel expenses between Memphis, Tennessee and his residences.

Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement. The agreement required that Mr. Palmisano enter into a confidentiality, non-competition, non-solicitation and intellectual property rights agreement, as described in more detail below.

Termination. The agreement allows WMGI to terminate the employment of Mr. Palmisano in the event of his disability, for “cause” (as defined in the agreement), or without cause. In the event of the termination of his employment, the post-employment pay and benefits, if any, to be received by Mr. Palmisano will vary according to the basis for his termination. In the event that Mr. Palmisano is terminated for cause or he terminates his employment other than for “good reason” (as defined in the agreement) or disability, WMGI will have no obligations to him, other than payment of accrued obligations. Accrued obligations include (i) any accrued base salary through the date of termination, (ii) any annual cash incentive compensation awards earned but not yet paid, (iii) the value of any accrued vacation, (iv) reimbursement for any unreimbursed business expenses, and, (v) only in the case of a termination at any time by reason of death or disability, an annual incentive payment for the year that includes the date of termination.

In the event of an involuntary termination of Mr. Palmisano’s employment, WMGI will be required to provide him, in addition to his accrued obligations, (i) a lump sum payment equal to two and one-half times the sum of: (a) his then current annual base salary, plus (b) his annual target incentive bonus; (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months; (iii) outplacement assistance for a period of 12 months, subject to termination if Mr. Palmisano accepts employment with another employer; (iv) financial planning services for a period of 12 months; and (v) an annual physical examination.

In the event of an involuntary termination of Mr. Palmisano’s employment in anticipation of or within a 24-month period following a “change in control,” WMGI will be required to provide him, in addition to his accrued obligations, (i) a lump sum payment equal to three times the sum of: (a) his then current annual base salary, plus (b) his annual target incentive bonus ; (ii) his annual target incentive bonus for the year in which his termination occurs; (iii) payment or reimbursement for the cost of Consolidated Omnibus Budget Reconciliation Act (COBRA) continuation coverage for up to 12 months; (iv) outplacement assistance for a period of 12 months, subject to termination if Mr. Palmisano accepts employment with another employer, (v) financial planning services for a period of 12 months; and (vi) an annual physical examination.

Upon termination for any reason other than cause, disability or death, Mr. Palmisano must enter into a mutual release of all claims within 30 days after the date of termination before any payments will be made to him under the employment agreement, other than accrued obligations. If Mr. Palmisano breaches the terms of the confidentiality, non-competition, non-solicitation, intellectual property rights agreement, then WMGI’s obligations to make payments or provide benefits will cease immediately and permanently, and Mr. Palmisano will be required to repay an amount equal to 30% of the post-employment payments and benefits previously provided to him under the employment agreement, with interest. The employment agreement provides for other clawback and forfeiture provisions, including if Wright is required to restate its financial statements under certain circumstances. All payments under the employment agreement will be net of applicable tax withholdings. The agreement also provides that if any severance payments or other payments or benefits deemed made in connection with a future change in control are subject to the “golden parachute” excise tax under Code Section 4999, the payments will be reduced to one dollar less than the amount that would subject Mr. Palmisano to the excise tax if the reduction results in him receiving a greater amount on a net-after tax basis than would be received if he received the payments and benefits and paid the excise tax.

Also on October 15, 2015, WMGI and Mr. Palmisano entered into a confidentiality, non-competition, non-solicitation and intellectual property rights agreement, pursuant to which Mr. Palmisano agreed to certain covenants that impose obligations on him regarding confidentiality of information, transfer of inventions, non-solicitation of employees, customers and suppliers and non-competition with Wright’s business.

The foregoing descriptions of Mr. Palmisano’s service agreement with Wright, employment agreement with WMGI, the guarantee by Wright of WMGI’s obligations under the employment agreement, and the confidentiality, non-competition, non-solicitation and intellectual property rights agreement with WMGI do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, copies of which are filed as Exhibits 10.10, 10.11, 10.12 and 10.13 to this report and are incorporated herein by reference.

Agreements with Other Named Executive Officers

On October 15, 2015, Wright entered into a service agreement with David H. Mowry, Wright’s Executive Vice President and Chief Operating Officer and an Executive Director of Wright, which deals with certain Dutch law matters relating to Mr. Mowry’s role as an Executive Director of Wright. The terms of the service agreement are substantially similar to the service agreement with Mr. Palmisano, as described above.

Also on October 15, 2015, WMGI and each of Mr. Mowry and other “named executive officers,” within the meaning of the U.S. federal securities laws, entered into a confidentiality, non-competition, non-solicitation and intellectual property rights agreement, the terms of which are substantially identical to the agreement with Mr. Palmisano, as described above. These named executive officers include: Lance A. Berry, Executive Vice President and Chief Financial Officer; and the following two executives who were named executive officers in the proxy statement for the most recent annual general meeting of shareholders of Tornier N.V.: Greg Morrison, Senior Vice President, Human Resources, and Terry M. Rich, President, Upper Extremities.

Also on October 15, 2015, WMGI (or another subsidiary of Wright) entered into separation pay agreements with each of Mr. Mowry and these named executive officers. The separation pay agreements will continue until the third anniversary of the effective date and, commencing on the second anniversary of the effective date, will automatically renew for additional one year periods unless WMGI (or other applicable subsidiary) or the executive provides notice of termination of the separation pay agreement. Wright has guaranteed the obligations of WMGI (or the applicable subsidiary of Wright) under all of the separation pay agreements.

Under the terms of the separation pay agreement, in the event that the executive is terminated for cause or the executive terminates his employment other than for good reason or disability, WMGI will have no obligations, other than payment of accrued obligations. Accrued obligations include (i) any accrued base salary through the date of termination; (ii) any annual cash incentive compensation awards earned but not yet paid; (iii) the value of any accrued vacation; (iv) reimbursement for any unreimbursed business expenses; and (v) only in the case of a termination at any time by reason of death or disability, an annual incentive target bonus for the year that includes the date of termination, prorated for the portion of the year that the executive was employed.

In the event of an involuntary termination of the executive’s employment, other than for cause, WMGI will be obligated to pay a separation payment and accrued obligations and provide certain benefits to the executive. The separation payment will equal the sum of (i) the executive’s then current annual base salary, plus (ii) an amount equal to his then current annual target bonus. Half of the total separation payment amount will be payable at or within a reasonable time after the date of termination and the remaining half will be payable in installments beginning six months after the date of termination, with a final installment to be made on or before March 15 of the calendar year following the year of termination. In the event of an involuntary termination of the executive’s employment in connection with a change in control, then his severance payment will equal two times (2x) the amount of his severance payment as described above.

In addition to a severance payment, the executive also will be entitled to receive the following benefits in the event of an involuntary termination of his employment: (i) a pro rata portion of the executive’s annual cash incentive compensation award for the fiscal year that includes the termination date, if earned pursuant to the terms thereof and at such time and in such manner as determined pursuant to the terms thereof, less any payments thereof already made during such fiscal year (or, in the event of an involuntary termination in connection with a change in control, a pro rata portion of the executive’s target annual cash incentive compensation award for the fiscal year that includes the termination date, less any payments thereof already made during such fiscal year); (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months (18 months in the event of an involuntary termination in connection with a change in control); (iii) outplacement assistance for a period of one year (two years in the event of an involuntary termination in connection with a change in control), subject to termination if the executive accepts employment with another employer; (iv) financial planning services for a period of one year (two years in the event of an involuntary termination in connection with a change in control); (v) payment to continue insurance coverage equal to his annual supplemental insurance benefit (twice his benefit in the event of an involuntary termination in connection with a change in control) provided to him prior to the date of termination; and (vi) reasonable attorneys’ fees and expenses if any such fees or expenses are incurred to recover benefits rightfully owed under the separation pay agreement. Under the separation pay agreement, an involuntary termination of the executive’s employment will occur if WMGI terminates the executive’s employment other than for cause, disability, voluntary retirement or death or if the executive resigns for good reason, in each case as defined in the agreement.

Upon termination for any reason other than cause, the executive must enter into a mutual release of all claims within 30 days after the date of termination before any payments will be made to the executive under the separation pay agreement, other than accrued obligations. If the executive breaches the terms of the confidentiality, non-competition, non-solicitation, intellectual property rights agreement, then WMGI’s obligations to make payments or provide benefits will cease immediately and permanently, and the executive will be required to repay an amount equal 90% of the payments and benefits previously provided to the executive under the separation pay agreement, with interest. The separation pay agreement provides for other clawback and forfeiture provisions, including if Wright is required to restate its financial statements under certain circumstances. All payments under the separation pay agreement will be net of applicable tax withholdings. The separation pay agreement provides that if any severance payments or other payments or benefits deemed made in connection with a future change in control are subject to the “golden parachute” excise tax under Code Section 4999, the payments will be reduced to one dollar less than the amount that would subject the executive to the excise tax if the reduction results in the executive receiving a greater amount on a net-after tax basis than would be received if the executive received the payments and benefits and paid the excise tax.

The foregoing descriptions of Mr. Mowry’s service agreement with Wright, the confidentiality, non-competition, non-solicitation and intellectual property rights agreements, separation pay agreements and form of guaranty by Wright of obligations of WMGI or other subsidiary under the separation pay agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22 and 10.23 to this report and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 13, 2015, the Board of Directors of Wright adopted a new Code of Business Conduct that applies to all directors, officers, employees and agents of Wright and its subsidiaries, and supersedes and replaces the existing Code of Business Conduct and Ethics of Tornier N.V. (the “Prior Code”). The new Code of Business Conduct is the Code of Business Conduct of Wright Medical Group, Inc., which is posted on Wright’s website at http://www.wmt.com/compliance, and which satisfies the Securities and Exchange Commission (“SEC”) requirements for a “code of ethics” and NASDAQ Stock Market requirements for a “code of conduct.” The new Code of Business Conduct is substantially similar to the Prior Code and addresses many of the same topics, but is more comprehensive and gives Wright’s Chief Compliance Officer the ultimate responsibility for overseeing the compliance program. The replacement of the Prior Code with the Code of Business Conduct of Wright Medical Group, Inc. did not relate to or result in any waiver, explicit or implicit, of any provision of the Prior Code.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Wright Medical Group N.V. Performance Incentive Plan (filed herewith)

10.2	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Executive Officers (filed herewith)

10.3	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Executive Officers (filed herewith)

10.4	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to New Executive Officers (filed herewith)

10.5	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Robert J. Palmisano (filed herewith)

10.6	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Robert J. Palmisano (filed herewith)

10.7	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Non-Executive Directors (filed herewith)

10.8	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Non-Executive Directors (filed herewith)

10.9	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Non-Executive Directors in Lieu of Cash Retainers (filed herewith)

10.10	Service Agreement effective as of October 1, 2015 between Wright Medical Group N.V. and Robert J. Palmisano (filed herewith)

Exhibit No.	Description

10.11	Employment Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Robert J. Palmisano (filed herewith)

10.12	Guaranty by Wright Medical Group N.V. with respect to Wright Medical Group, Inc. Obligations under Employment Agreement with Robert J. Palmisano (filed herewith)

10.13	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Robert J. Palmisano (filed herewith)

10.14	Service Agreement effective as of October 1, 2015 between Wright Medical Group N.V. and David H. Mowry (filed herewith)

10.15	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and David H. Mowry (filed herewith)

10.16	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Lance A. Berry (filed herewith)

10.17	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Gregory Morrison (filed herewith)

10.18	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Tornier, Inc. and Terry M. Rich (filed herewith)

10.19	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and David H. Mowry (filed herewith)

10.20	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Lance A. Berry (filed herewith)

10.21	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Gregory Morrison (filed herewith)

10.22	Separation Pay Agreement effective as of October 1, 2015 between Tornier, Inc. and Terry M. Rich (filed herewith)

10.23	Form of Guaranty by Wright Medical Group N.V. with respect to Wright Medical Group, Inc. or Tornier, Inc. Obligations under Separation Pay Agreements with Executive Officers (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2015	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ James A. Lightman
	Name:	James A. Lightman
	Title:	Senior Vice President, General Counsel and Secretary

WRIGHT MEDICAL GROUP N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

10.1	Wright Medical Group N.V. Performance Incentive Plan	Filed herewith

10.2	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Executive Officers	Filed herewith

10.3	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Executive Officers	Filed herewith

10.4	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to New Executive Officers	Filed herewith

10.5	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Robert J. Palmisano	Filed herewith

10.6	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Robert J. Palmisano	Filed herewith

10.7	Form of Option Certificate under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Stock Options Granted to Non-Executive Directors	Filed herewith

10.8	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Non-Executive Directors	Filed herewith

10.9	Form of Stock Grant Certificate (in the Form of a Restricted Stock Unit) under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan Representing Restricted Stock Units Granted to Non-Executive Directors in Lieu of Cash Retainers	Filed herewith

Exhibit No.	Description	Method of Filing

10.10	Service Agreement effective as of October 1, 2015 between Wright Medical Group N.V. and Robert J. Palmisano	Filed herewith

10.11	Employment Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Robert J. Palmisano	Filed herewith

10.12	Guaranty by Wright Medical Group N.V. with respect to Wright Medical Group, Inc. Obligations under Employment Agreement with Robert J. Palmisano	Filed herewith

10.13	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Robert J. Palmisano	Filed herewith

10.14	Service Agreement effective as of October 1, 2015 between Wright Medical Group N.V. and David H. Mowry	Filed herewith

10.15	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and David H. Mowry	Filed herewith

10.16	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Lance A. Berry	Filed herewith

10.17	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Wright Medical Technology, Inc. and Gregory Morrison	Filed herewith

10.18	Confidentiality, Non-Competition, Non-Solicitation and Intellectual Property Rights Agreement effective as of October 1, 2015 between Tornier, Inc. and Terry M. Rich	Filed herewith

10.19	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and David H. Mowry	Filed herewith

10.20	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Lance A. Berry	Filed herewith

10.21	Separation Pay Agreement effective as of October 1, 2015 between Wright Medical Group, Inc. and Gregory Morrison	Filed herewith

10.22	Separation Pay Agreement effective as of October 1, 2015 between Tornier, Inc. and Terry M. Rich	Filed herewith

10.23	Form of Guaranty by Wright Medical Group N.V. with respect to Wright Medical Group, Inc. or Tornier, Inc. Obligations under Separation Pay Agreements with Executive Officers	Filed herewith